                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 1998

                          IMTEK OFFICE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                      33-24464-NY              11-2958856
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)              File Number)             Identification No.)

            8003 CORPORATE DRIVE, SUITE C, BALTIMORE, MARYLAND 21236
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (410) 931-2054

                                 Not applicable
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

         The Registrant, through its direct wholly-owned subsidiary, Imtek Corporation ("Corporation"), purchased the business and certain assets of Perfect Copy, Inc., a Georgia corporation ("Perfect Copy"), pursuant to an Agreement for the Sale of Assets dated as of June 1, 1998 (the "Agreement"). Prior to the acquisition, Perfect Copy was engaged in the business of selling and servicing photocopy equipment, typewriters, facsimile machines and other automated office equipment (the "Business"). Jimi Epps was the sole owner of Perfect Copy.

         The assets acquired by Corporation include all furniture, fixtures, equipment, automobiles, supplies, tools of trade, accounts receivable, inventory, contract rights and leasehold interests, books and records, cash in transit, goodwill, intellectual property, price lists, supplier lists, customer lists, advertising, and the non-competition obligations of Jimi Epps and Donald Blackburn (the "Purchased Assets"). The Agreement excludes from Purchased Assets all cash on hand or on deposit, the cash surrender value of any life insurance policies, marketable securities and certain other assets set forth in the schedules to the Agreement. Corporation did not expressly assume any liabilities in connection with the acquisition, except that Corporation agreed to assume Perfect Copy's liabilities and responsibilities under the unexpired terms of certain maintenance and service contracts, provided such liabilities do not exceed One Hundred Thousand Dollars ($100,000) in the aggregate (the "Assumed Contractual Responsibilities"). In exchange for the Purchased Assets, Corporation paid Perfect Copy Three Hundred Sixty Thousand Dollars ($360,000) at closing, and agreed to pay, and has paid, Fifty Thousand Dollars ($50,000) to Perfect Copy within one year of closing. In addition, Corporation agreed to assume the Assumed Contractual Responsibilities.

         Corporation paid a business broker $23,000 in connection with the acquisition of Perfect Copy. Payment of the cash consideration by Corporation is subject to a right of set-off in the event that Perfect Copy fails to pay all of its liabilities, accounts payable or other obligations which are not expressly disclosed or which are not expressly assumed by Corporation pursuant to the Agreement. The consideration provided by the Agreement represents a price which was negotiated between the management of the Registrant and Corporation, on one hand, and the management of Perfect Copy, on the other.

         The Purchased Assets, including the equipment and other physical property acquired under the Agreement, were used by Perfect Copy in connection with the Business and continue to be used after the closing date by Corporation in connection with Corporation's business of selling, leasing and servicing of photocopy equipment, typewriters, facsimile machines and other automated office equipment. None of the officers, directors or beneficial or record holders of Perfect Copy securities were officers, directors, or beneficial or record holders of the Registrant's securities or otherwise affiliated with the Registrant or any of its affiliates, directors, officers or associates of such directors or officers.

         The funds used by the Registrant to acquire the assets of Perfect Copy were funds made available to the Registrant from FINOVA Mezzanine Capital Corp. (formerly Sirrom Capital Corporation, a Tennessee corporation) ("FINOVA"), in accordance with that certain Loan Agreement dated May 29, 1998 by and among FINOVA, the Registrant and the Registrant's subsidiaries.

         The only audited financial statement available to Registrant and included in this Report is the audited balance sheet for Perfect Copy for the year ended December 31, 1997 (the "1997 Balance Sheet"). Rule 3-05 and
Article 11 of Regulation S-X require the Registrant to disclose additional audited financial statements and other financial information which are not provided in this Report because the information and documentation necessary to prepare and audit the financial statements and prepare such other financial information relating to Perfect Copy, other than the 1997 Balance Sheet, are not currently available to the Registrant. The Registrant, by filing this Report together with the 1997 Balance Sheet and the unaudited balance sheet for Perfect Copy as of May 31, 1998, is attempting to provide all required audited financial statements as are currently available to it relating to Perfect Copy. The Registrant will file all other required financial statements and other financial information upon receipt of the information and documentation necessary to permit the preparation and audit of such financial statements and financial information, but can provide no assurance that it will indeed receive such information and documentation in a form which will permit the preparation and audit of the additional financial statements and information required by Rule 3-05 and Article 11 of Regulation S-X.

                                       (1)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Available Audited Financials. Certain Financial Statements are not included herein. SEE Item 2.

                  (i)      Report of Independent Certified Public Accountants

                  (ii) Audited Balance Sheet of Perfect Copy for the Year Ended December 31, 1997 and unaudited Balance Sheet of Perfect Copy for the Period ended May 31, 1998

                  (iii)    Notes to Balance Sheets

         (b)      Proforma Financial Statements--None Available.  SEE Item 2.

         (c)      Exhibits

                  2.1 Perfect Copy Agreement for Sale of Assets dated June 3, 1998 but made effective as of June 1, 1998 by and between Imtek Corporation and Perfect Copy, Inc., is fully set forth as Exhibit 2.6 of the Annual Report of Registrant filed on Form 10-K on October 13, 1998, and is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IMTEK OFFICE SOLUTIONS, INC.
                                        (Registrant)

Date:  October 7, 1999                  By: /s/ EDWIN C. HIRSCH
                                           -------------------------------------
                                        Edwin C. Hirsch, Chief Executive Officer

                                      (2)

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Board of Directors
Perfect Copy, Inc.

We have audited the accompanying balance sheet of Perfect Copy, Inc. (the Company) as of December 31, 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above present fairly, in all material respects, the financial position of Perfect Copy, Inc. as of December 31, 1997, in conformity with generally accepted accounting principles.


                                       /s/ Grant Thornton LLP
                                       -------------------------------
                                       Grant Thorton


BALTIMORE, MARYLAND
MARCH 26, 1999

                               PERFECT COPY, INC.

                                 BALANCE SHEETS

                       MAY 31, 1998 AND DECEMBER 31, 1997


-------------------------------------------------------------------------------------------------------------------

                                                                              May 31, 1998
                               ASSETS                                        (Unaudited)           December 31, 1997
                                                                             --------------        -----------------

CURRENT ASSETS
   Cash and cash equivalents                                                  $ 39,444                   $4,641
   Accounts receivable                                                          56,327                  109,561
   Inventory                                                                   242,000                   56,794
   Deferred taxes                                                               29,500                   21,745
                                                                               -------                  -------

           Total current assets                                                367,271                  192,741

PROPERTY AND EQUIPMENT - AT COST,  less accumulated
    depreciation and amortization                                                3,389                    6,777

OTHER ASSETS
    Deposits                                                                     1,539                      855
                                                                               -------                  -------

                                                                              $372,199                 $200,373
                                                                               -------                  -------
                                                                               -------                  -------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                                                           $154,900                 $ 64,220
   Accrued expenses                                                              4,604                    1,562
   Due to related party                                                              -                   24,316
   Accrued income taxes payable                                                 27,525                    7,038
   Deferred revenue                                                             75,000                   55,283
                                                                               -------                  -------

           Total current liabilities                                           187,029                   97,136

NONCURRENT LIABILITIES
   Deferred revenue                                                             25,000                   18,427

COMMITMENTS                                                                        -                          -

STOCKHOLDERS' EQUITY
   Common stock, $1 par value; authorized 500,000 shares; 500 issued
      and outstanding                                                              500                      500
   Additional paid-in capital                                                   17,800                   17,800
   Retained earnings                                                            66,870                   11,227
                                                                               -------                  -------
                                                                                85,170                   29,527
                                                                               -------                  -------

                                                                              $372,199                 $200,373
                                                                               -------                  -------
                                                                               -------                  -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT.

NOTE A - SUMMARY OF ACCOUNTING POLICIES

    A summary of significant accounting policies consistently applied in the preparation of the accompanying balance sheet follows.

    DESCRIPTION OF BUSINESS

    Perfect Copy, Inc. (the Company) a Georgia corporation, is in the business of selling and servicing copiers, facsimile machines and printers; sales of office supplies; and commercial printing and copying. The Company conducts business in the Gainesville, Georgia metropolitan area.

    CASH AND CASH EQUIVALENTS

    The Company considers all investments instruments purchased with a maturity of three months or less to be cash equivalents.

    ACCOUNTS RECEIVABLE

    The Company utilizes the allowance method of accounting for doubtful accounts. The Company performs ongoing credit evaluations of its customers and maintains an allowance for potential credit losses. The allowance is based on an experience factor and review of current accounts receivable. Uncollectible accounts are written off against the allowance when deemed uncollectible. Management considers the accounts receivable to be fully collectible, accordingly, no allowance for doubtful accounts is recorded.

    INVENTORY

    Inventories consist of copy machines, facsimile machines, duplicators, and parts and supplies used in the maintenance of office machines and consumable supplies. Inventories are stated at lower of cost or market using the first-in, first-out (FIFO) method.

         PROPERTY AND EQUIPMENT

    Property and equipment are recorded at cost and depreciated over the estimated useful lives using the straight-line method. Expenditures for maintenance are repairs are charged to expense in the period the charges are incurred.

    Property and equipment estimated useful lives are as follows:


                Furniture and fixture                              5-7 year
                Computer equipment and software                      5 year
                Vehicles                                             5 year

    USE OF ESTIMATES

    In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenue and expenses during the reporting period. Actual results could differ from those estimates.

    INCOME TAXES

    Income taxes are provided based on the liability method for financial reporting purposes.


NOTE B - PROPERTY AND EQUIPMENT

         Property and equipment consists of the following:


                                                                          May 31, 1998        December 31, 1997
                                                                          ------------        -----------------

        Computer equipment and software                                    $ 2,830                 $ 2,830
        Furniture and fixtures                                              12,060                  12,060
        Vehicles                                                            25,861                  25,861
                                                                            ------                  ------

              Total property and equipment                                  40,751                  40,751

        Less accumulated depreciation and amortization                      37,362                  33,974
                                                                            ------                  ------

              Property and equipment, net                                  $ 3,389                 $ 6,777
                                                                            ------                  ------
                                                                            ------                  ------


NOTE C - COMMITMENTS

         OPERATING LEASES

    The Company conducts its operations in leased facilities. These leases are month-to-month operating leases which require monthly payments ranging from $500 to $1,700. The total rent expense for the five month period ended May 31, 1998 was $8,420 and year ended December 31, 1997 was $20,900.

         DEFERRED REVENUE

    Revenue under maintenance agreements is deferred and recognized ratably over the term of the agreement, generally one to three years.

NOTE D - INCOME TAXES

    The Company recognizes deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse at May 31, 1998 and December 31, 1997. These differences result from the use of the deferred revenue method for prepaid maintenance contracts for financial reporting purposes versus the current inclusion method for income tax purposes.


NOTE E - SUBSEQUENT EVENTS

  On June 1, 1998, the Company sold substantially all of its operating assets to Imtek Office Solutions, Inc.. The assets acquired include furniture and fixtures ($90,000), accounts receivable ($100,000), inventory ($242,000), rental equipment ($20,000), and a non-compete agreement ($35,000). The transaction was funded by a cash payment of $337,000 at settlement, a $50,000 escrow deposit and the assumption of certain maintenance contract liabilities of $100,000.